NOMURA ETF TRUST

Nomura Focused Emerging Markets Equity ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus,
each dated March 31, 2026

As of the date of this Supplement, the Fund anticipates that it will be required to make a significant distribution before the end of this calendar year related to the Fund’s investments in one or more passive foreign investment companies (PFICs) that will be taxable as ordinary income. The exact amount of any such distribution will not be fully known until it is declared later this calendar year and is currently, and will be, reflected in the Fund’s net asset value until declared. Investors should consult their investment and tax professionals before making any investment decisions related to the Fund’s distributions.

Effective immediately, the following language is added to the section of the Fund’s prospectus entitled “Fund summaries – Nomura Focused Emerging Markets Equity ETF – What are the principal risks of investing in the Fund?”:

Passive Foreign Investment Company Risk. The Fund may invest in foreign companies that are classified as passive foreign investment companies (PFICs) under U.S. tax law. The Fund intends to mark-to-market its PFIC investments, which will require the Fund to distribute to shareholders any net gains (including unrealized gains) on those investments each year that will be taxable as ordinary income, even if the Fund has not sold the investments or received any cash from such investments. To satisfy its distribution requirements, the Fund may need to liquidate portfolio holdings or borrow cash at disadvantageous times or prices, which could negatively affect Fund performance. The Fund may not always be able to identify all of its PFIC holdings in time to make the appropriate tax elections, which could subject the Fund to adverse tax consequences, including additional taxes, interest charges, and penalties that would reduce the Fund's returns. Foreign currency fluctuations may increase unrealized gains and required distributions.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated September 1, 2026.